UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 12, 2006
(Date of earliest event reported)

DCAP GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1665	36-2476480
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1158 Broadway, Hewlett, NY	11557
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 374-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 12, 2006, DCAP Group, Inc. (“DCAP”) filed a Registration Statement on Form S-3 with the Securities and Exchange Commission covering the resale of shares for the benefit of certain selling securityholders. Included in the Form S-3 are 361,600 common shares (including 312,000 common shares that are issuable upon the conversion of preferred shares) to be registered for the benefit of AIA Acquisition Corp. (“AIA”), a principal shareholder of DCAP. Members of the family of Barry Goldstein, President and Chief Executive Officer of DCAP, are principal stockholders of AIA. AIA’s shares have been included in the filing pursuant to DCAP’s agreement to extend certain piggyback registration rights initially granted to AIA at the time of its acquisition of the DCAP preferred shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCAP GROUP, INC.
Dated: May 14, 2006	By: /s/ Barry B. Goldstein Barry B. Goldstein President